Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2006	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		1/18/2007
2	Payment Date		1/22/2007
3	Collection Period	11/26/2006	12/26/2006	31
4	Monthly Interest Period - Actual	12/20/2006	1/21/2007	33
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	—	—	—	—	—
8	Class A-3 Notes	485,000,000.00	299,968,160.40	—	45,602,279.73	254,365,880.67	0.5244657
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$655,361,418.40	$—	$45,602,279.73	$609,759,138.67

12	Total Securitization Value	$1,685,393,258.00	$688,757,679.77			$643,467,004.67

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	—	—	—	—
15	Class A-3 Notes	3.8200%	954,898.64	3.1833333	46,557,178.37	155.2070670
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		1,513,065.31		47,115,345.04

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	12,998,237.67
18	Sales Proceeds - Early Terminations	7,296,413.24
19	Sales Proceeds - Scheduled Terminations	25,966,080.11
20	Security Deposits for Terminated Accounts	120,922.00
21	Excess Wear and Tear Received	215,328.69
22	Excess Mileage Charges Received	273,080.84
23	Other Recoveries Received	736,175.35

24	Subtotal: Total Collections	47,606,237.90

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	399,014.43

28	Total Available Funds, prior to Servicer Advances	48,005,252.33

29	Servicer Advance	—

30	Total Available Funds	48,005,252.33

31	Reserve Account Draw	—

32	Available for Distribution	48,005,252.33

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		573,964.73
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		1,513,065.31
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	45,913,222.29
46	Regular Principal Distribution Amount	45,602,279.73
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		45,602,279.73
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		310,942.56

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2006	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	469,968,160.40
52	Less: Aggregate Securitization Value (End of Collection Period)	(643,467,004.67)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	469,968,160.40
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(424,365,880.67)

58	Regular Principal Distribution Amount	45,602,279.73

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	643,467,004.67
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00

62	Targeted Note Balance	424,365,880.67

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	48,005,252.33
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	573,964.73
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	1,513,065.31
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	45,913,222.29
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	45,913,222.29

74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		74,892.42

85	Subtotal: Reserve Fund Available for Distribution		16,928,825.00
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,928,825.00
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		74,892.42

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,807	29,501,858.88
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(26,056,827.11)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(634,643.58)
95	Less: Excess Wear and Tear Received		(215,328.69)
96	Less: Excess Mileage Received		(273,080.84)

97	Current Period Net Residual Losses/(Gains)	1,807	2,321,978.66

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	20,672	32,168,605.02
100	Current Period Net Residual Losses (Item 97)	1,807	2,321,978.66

101	Ending Cumulative Net Residual Losses	22,479	34,490,583.68

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		2.05%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2006	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	643,467,005
105	Number of Current Contracts		72,157	34,557
106	Weighted Average Lease Rate		3.59%	3.52%
107	Average Remaining Term		27.48	10.44
108	Average Original Term		42.98	43.86
109	Monthly Prepayment Speed			70.95%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	36,772	738,653,838	688,757,680
111	Depreciation/Payments		(11,694,664)	(8,500,937)
112	Gross Credit Losses	(17)	(291,788)	(313,514)
113	Early Terminations	(391)	(7,416,123)	(6,974,365)
114	Scheduled Terminations	(1,807)	(31,037,631)	(29,501,859)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	34,557	688,213,631	643,467,005

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	33,972	633,167,637	98.40%
119	31 - 90 Days Delinquent	511	8,951,291	1.39%
120	90+ Days Delinquent	74	1,348,077	0.21%

121	Total	34,557	643,467,005	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		17	313,514
124	Aggregate Liquidation Proceeds on charged-off units			(189,205)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		17	124,308

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		661	4,758,707
129	Current Period Net Credit Losses (Item 119)		17	124,308

130	Ending Cumulative Net Residual Losses		678	4,883,015

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.29%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
02/20/2007	41,250,087
03/20/2007	29,376,789
04/20/2007	30,131,104
05/20/2007	29,388,246
06/20/2007	23,826,525
07/20/2007	25,965,727
08/20/2007	30,475,000
09/20/2007	31,304,639
10/20/2007	35,917,989
11/20/2007	30,208,332
12/20/2007	27,941,911
01/20/2008	25,744,965
02/20/2008	20,064,666
03/20/2008	31,115,193
04/20/2008	40,661,649
05/20/2008	24,669,236
06/20/2008	29,477,655
07/20/2008	30,191,410
08/20/2008	20,631,461
09/20/2008	18,923,935
10/20/2008	17,894,292
11/20/2008	12,771,985
12/20/2008	18,281,765
01/20/2009	13,957,313
02/20/2009	649,720
03/20/2009	141,294
04/20/2009	145,450
05/20/2009	113,414
06/20/2009	147,905
07/20/2009	110,576
08/20/2009	205,759
09/20/2009	216,445
10/20/2009	317,408
11/20/2009	464,117
12/20/2009	552,533
01/20/2010	218,694
02/20/2010	11,458
03/20/2010	359
Total:	643,467,005

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.